SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934


Date of Report (Date of earliest event reported):    April 28, 2008

                            INTEGRAMED AMERICA, INC.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State of other jurisdiction of incorporation)

                  0-20260                            6-1150326
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           (Commission File Numbers)    (IRS Employer Identification No.)

Two Manhattanville Road, Purchase, NY                  10577
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       (Address of principal executive offices)      (Zip Code)

Registrant's telephone no. including area code: (914) 253-8000
                                                --------------

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          Written  communication  pursuant to Rule 425 under the  Securities Act
    ___   (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    ___   CFR 240.14a-12)

          Pre-commencement  communication  pursuant to Rule  14d-2(b)  under the
    ___   Exchange Act (17 CFR 240.14d-2(b)

          Pre-commencement  communication  pursuant to Rule  13e-4(c)  under the
    ___   Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    Regulation FD Disclosure

             On April 28, 2008 Registrant filed a press release, which is attached hereto as exhibit 99.1. At that time the information was erroneously reported under Item 2.02 rather than 7.01.

ITEM 9.01    Financial Statements, Pro Forma Financial Information and Exhibits

            (c)  Exhibits

                 Exhibit No.  Description of Exhibit
                 ----------   ----------------------
                 99.1        Registrant's Press Release dated April 28, 2008

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            INTEGRAMED AMERICA, INC.
                                            (Registrant)




Date:    May 6, 2008                    By: /s/John W. Hlywak, Jr.
                                            -----------------------------------
                                            John W. Hlywak, Jr.
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)